UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Simply Good Foods Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

THE SIMPLY GOOD FOODS COMPANY

2023 Annual Meeting
Vote by January 18, 2023
11:59 PM ET



the Simply Good FOODS COMPANY™

THE SIMPLY GOOD FOODS COMPANY
1225 17TH ST, SUITE 1000
DENVER, CO 80202
ATTN: CORPORATE SECRETARY

D93451-P82258

You invested in THE SIMPLY GOOD FOODS COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on January 19, 2023.**

Get informed before you vote

View the Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 5, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

January 19, 2023
9:00 AM EST

Virtually at:
www.virtualshareholdermeeting.com/SMPL2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of the 11 director nominees **Nominees:** 1a. Clayton C. Daley, Jr.	For
1b. Nomi P. Ghez	For
1c. Michelle P. Goolsby	For
1d. James M. Kilts	For
1e. Robert G. Montgomery	For
1f. Brian K. Ratzan	For
1g. David W. Ritterbush	For
1h. Joseph E. Scalzo	For
1i. Joseph J. Schena	For
1j. David J. West	For
1k. James D. White	For
2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2023	For
3. To approve the adoption of the Third Amended and Restated Certificate of Incorporation of The Simply Good Foods Company in the form attached as Annex I to the accompanying proxy statement	For
4. To consider and vote upon the advisory vote to approve the compensation of our named executive officers	For
NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.	

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D93452-P82258